UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina		27410
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2024, the Company issued a press release announcing its operating results for the fiscal first quarter ended September 29, 2024, a copy of which is attached hereto as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On October 29, 2024, Unifi, Inc. (the "Company") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting").

(b) At the Annual Meeting, the Company’s shareholders (i) elected all eight of the Company’s nominees for director to serve until their terms expire at the 2025 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2024; and (iii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2025. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on September 18, 2024.

The final voting results for each of the proposals submitted to the Company’s shareholders at the Annual Meeting are as follows:

1.
Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Emma S. Battle	12,213,381	64,994	44,786	2,452,957
Francis S. Blake	11,731,526	546,847	44,788	2,452,957
Albert P. Carey	11,834,470	459,016	29,675	2,452,957
Edmund M. Ingle	12,236,708	56,778	29,675	2,452,957
Kenneth G. Langone	12,060,901	231,583	30,677	2,452,957
Suzanne M. Present	12,242,304	51,182	29,675	2,452,957
Rhonda L. Ramlo	11,540,801	737,572	44,788	2,452,957
Eva T. Zlotnicka	11,208,392	1,069,684	45,085	2,452,957

2.
Advisory vote to approve the Company’s named executive officer compensation in fiscal 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,210,299	972,736	140,126	2,452,957

3. Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,584,107	64,897	127,114	0

Item 7.01. Regulation FD Disclosure.

On October 31, 2024, the Company will host a conference call to discuss its operating results for the fiscal first quarter ended September 29, 2024. A copy of the materials prepared for use by management during this conference call is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Unifi, Inc., dated October 30, 2024.

99.2	Earnings Call Presentation Materials.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date:	October 30, 2024	By:	/s/ ANDREW J. EAKER
Andrew J. Eaker Executive Vice President & Chief Financial Officer Treasurer